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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported) OCTOBER 23, 1998
                               (October 19, 1998)



                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)



           OKLAHOMA              1-13726              73-1395733
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(State or other jurisdiction   (Commission  (IRS Employer Identification No.)
        of incorporation)      File Number)



            6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA   73118
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               (Address of principal executive offices)       (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On October 19, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release providing a status report on drilling activities.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.   The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on October 19, 1998.





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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CHESAPEAKE ENERGY CORPORATION



                                         By: /s/  AUBREY K. MCCLENDON
                                             ----------------------------------
                                                   Aubrey K. McClendon,
                                                  Chief Executive Officer

Dated:  October 20, 1998




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                                 EXHIBIT INDEX
                                 -------------

EXHIBIT
  NO.             DESCRIPTION
-------           -----------
99                Press Release issued by the Registrant on October 19, 1998.



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